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Exhibit 10.43
                             WANG LABORATORIES, INC.


               Depositary Shares each Representing a 1/20 Interest
                    in a Share of 6 1/2% Series B Cumulative
                           Convertible Preferred Stock


                          REGISTRATION RIGHTS AGREEMENT


                                                              February 27, 1996


TO:               LEHMAN BROTHERS INC.
                  BT SECURITIES CORPORATION
                  SALOMON BROTHERS INC

                  As Purchasers,

c/o      Lehman Brothers Inc.
         3 World Financial Center
         17th Floor
         New York, New York 10285

Dear Sirs:

                  Wang Laboratories, Inc., a Delaware corporation (the "Company"), proposes to issue and sell (the "Initial Placement") to you (each a "Purchaser" and together the "Purchasers"), upon the terms set forth in a Purchase Agreement, dated February 21, 1996 (the "Purchase Agreement"), the Depositary Shares (as defined below), each representing a 1/20 interest in a share of its Preferred Stock (as defined below). As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you (i) for your benefit and
(ii) for the benefit of the holders (including you) from time to time (each of the foregoing a "Holder" and together the "Holders") of the Depositary Shares or the Underlying Securities (each as defined below) as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this
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Agreement, the following capitalized defined terms shall have the following meanings:

                  "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether through ownership of voting securities or by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Closing Date" has the meaning set forth in the Purchase Agreement.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" has the meaning set forth in the Purchase Agreement.

                  "Company" has the meaning set forth in the preamble hereto.

                  "Depositary Shares" has the meaning set forth in the Purchase Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Holder" and "Holders" have the meanings set forth in the preamble hereto.

                  "Initial Placement" has the meaning set forth in the preamble hereto.

                  "Losses" has the meaning set forth in Section 5(d).

                  "Majority Holders" means the Holders of (i) a majority of the Depositary Shares registered or to be registered under the Shelf Registration Statement, (ii) a majority of the Preferred Stock registered or to be registered under the Shelf Registration Statement and

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(iii) a majority of the Common Stock registered or to be registered under the
Shelf Registration Statement.

                  "Preferred Stock" has the meaning set forth in the Purchase Agreement.

                  "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by the Shelf Registration Statement, and all amendments and supplements to such prospectus, including post-effective amendments.

                  "Purchase Agreement" has the meaning set forth in the preamble hereto.

                  "Purchaser" and "Purchasers" have the meanings set forth in the preamble hereto.

                  "Requesting Holder" has the meaning set forth in Section 3(a)(1).

                  "Second Closing Date" has the meaning set forth in the Purchase Agreement.

                  "Securities" has the meaning set forth in the Purchase Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Shelf Registration Period" has the meaning set forth in
Section 2(b).

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 2 which covers the Depositary Shares and the Underlying Securities, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, all amendments and supplements to such registration state-

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ment, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Underlying Securities" means the shares of Preferred Stock represented by the Depositary Shares and the shares of Common Stock issuable upon conversion of the Preferred Stock.

                  2. Shelf Registration.

                  (a) The Company shall prepare and, not later than 180 days following the Closing Date, shall file with the Commission a Shelf Registration Statement relating to the offer and sale by the Holders (subject to the Holders' right to elect, pursuant to Section 3(a)(2), not to be included by name as a "selling security holder" in the Shelf Registration Statement) of the Depositary Shares and the Underlying Securities from time to time in accordance with the methods of distribution (other than an underwritten public offering) elected by the Holders and set forth in the Shelf Registration Statement, and thereafter shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable; provided, however, that no Holder shall be entitled to have the Depositary Shares or the Underlying Securities held by it covered by such Shelf Registration Statement if such Holder fails to furnish the Company required information in accordance with Section 3(l) hereof.

                  (b) Subject to any notice or advice by the Company in accordance with Section 3(c)(2) hereof of the existence of any fact or event of the kind described in Section 3(c)(2)(iii) hereof, the Company shall use all reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by the Holders for a period of three years from the later of the Closing Date and the Second Closing Date, if any, or such shorter period that will terminate when all the Depositary Shares and Underlying Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period").

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                  (c) The Shelf Registration Statement will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however, that if, after it has been declared effective, the offering of Depositary Shares and Underlying Securities pursuant to the Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency, authority or court, or by any notice or advice from the Company of the existence of any fact or event of the kind described in Section 3(c)(2)(iii) the Shelf Registration Statement will be deemed not to have been effective during the period of such interference until the offering of the securities registered thereunder may legally resume.

                  3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

                  (a)(1) The Company shall furnish to the Purchasers and to each Holder that so requests (a "Requesting Holder"), prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as any Purchaser or Requesting Holder reasonably may propose.

                  (2) Each Holder shall have the right to elect, prior to the time the Shelf Registration Statement is declared effective, not to be included in the Shelf Registration as a "selling security holder"; provided, that, notwithstanding any such election, any subsequent Holder that is a direct or indirect transferee of Depositary Shares or Underlying Securities of such an original Holder so electing not be included as a "selling security holder" shall have the right to elect to be included in the Shelf Registration Statement as a "selling security holder". Any original Holder so electing not to be included as a "selling security holder" shall notify the Company of such election within three business days of being advised, pursuant to Section

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         3(c)(1)(i), that the Shelf Registration Statement has been filed with the Commission.

                  (3) The Company shall amend and supplement the Shelf Registration Statement and the Prospectus forming part thereof if requested in writing to do so by any subsequent Holder to the extent necessary to list such Holder as a "selling security holder" pursuant to Section 3(a)(2).

                  (b) The Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act,
         (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
         (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                  (c)(1) The Company shall advise the Purchasers and, in the case of clause (i), the Holders and, if requested by the Purchasers or any Holder, confirm such advice in writing:

                           (i) when the Shelf Registration Statement and any
                  amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                           (ii) of any request by the Commission for amendments
                  or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

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                  (2) Promptly upon becoming aware of such events, the Company shall advise the Purchasers and the Holders and, if requested by the Purchasers or any Holder, confirm such advice in writing:

                           (i) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                           (ii) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (iii) of the existence of any fact or the happening
                  of any event (including without limitation pending negotiations relating to, or the consummation of, a transaction or the occurrence of any event which would require additional disclosure of material, non-public information by the Company in the Shelf Registration Statement as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with Commission requirements) that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                  (d) The Company shall use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

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                  (e) The Company shall furnish to each Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Holder so requests in writing, all exhibits (including those incorporated by reference).

                  (f) The Company shall, during the Shelf Registration Period, deliver to each Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

                  (g) Prior to any offering of securities pursuant to the Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the securities covered by the Shelf Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (h) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of Depositary Receipts representing Depositary Shares and certificates representing Underlying Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and registered in such names as the Holders may

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         request in connection with sales of securities pursuant to the Shelf
         Registration Statement.

                  (i) As soon as reasonably practicable after the occurrence of any fact or event contemplated by Section 3(c)(2)(iii), the Company shall prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that notwithstanding anything to the contrary herein, the Company shall not be required to prepare and file such a supplement or post-effective amendment or document if the fact no longer exists; and provided further, however, that, in the event of a material business transaction (including without limitation pending negotiations relating to such a transaction) which, based upon the advice of outside counsel reasonably acceptable to the Purchasers, would require disclosure by the Company in the Shelf Registration Statement of material, non-public information which the Company has a bona fide business purpose for not disclosing, then for so long as such circumstances and such business purpose continue to exist, the Company shall not be required to prepare and file a supplement or post-effective amendment hereunder.

                  (j) Not later than the effective date of the Shelf Registration Statement hereunder, the Company shall provide a CUSIP number for the Depositary Shares and the Underlying Securities registered under such Shelf Registration Statement, and provide the applicable transfer agent with printed certificates for such securities, in a form eligible for deposit with The Depository Trust Company.

                  (k) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the Shelf Registration State-

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         ment an earnings statement satisfying the provisions of Section 11(a)
         of the Securities Act.

                  (l) The Company may require each Holder of securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement and the Company may exclude from such Shelf Registration Statement the securities of any Holder that fails to furnish such information within 20 business days after receiving such request.

                  (m) The Company shall (i) make reasonably available for inspection by any Purchaser and any attorney, accountant or other agent retained by any Purchaser all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by any Purchaser in connection with the Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information, including, without limitation, all material non-public information, shall be kept confidential by any such persons, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the Purchasers in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Purchasers) addressed to the Purchasers, covering such matters as are customarily covered in opinions requested in underwritten offer-

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         ings and such other matters as may be reasonably requested by the
         Purchasers; (v) obtain "comfort" letters (or, in the case of any person that does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures letter") and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to the Purchasers, in customary form and covering matters of the type then customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such other documents and certificates as may be reasonably requested by the Purchasers, including those to evidence compliance with Section 3(i). The foregoing actions set forth in Section 3(o)(iii), (iv), (v) and (vi) shall be performed at the effectiveness of the Shelf Registration Statement and each post-effective amendment thereto.

                  (n) The Company may offer securities of the Company, other than the Depositary Shares and the Underlying Securities, under the Shelf Registration Statement.

                  (o) Each Holder agrees by acquisition of any Depositary Shares or Underlying Securities that, upon receipt of any notice or advice from the Company of the existence of any fact or event of the kind described in Section 3(c)(2)(iii) hereof, such Holder will forthwith discontinue disposition of Depositary Shares and Underlying Securities pursuant to the applicable Shelf Registration Statement until such Holder's receipt of the copies of a supplemented or amended Prospectus as contemplated by Section 3(i) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies, other than

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         permanent file copies then in such Holder's possession, of the
         Prospectus covering such Depositary Shares and/or Underlying Securities that was current at the time of receipt of such notice or advice.

                  4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3.

                  5. Indemnification and Contribution. (a) In connection with any Shelf Registration Statement, the Company agrees to indemnify and hold harmless the Purchasers, each Holder of securities covered thereby (in-cluding, without limitation, the Purchasers), the directors, officers, employees and agents of the Purchasers or any such Holder and each person who controls the Purchasers or any such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, or actions in respect thereof, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory laws or regulations, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein and (ii) such indemnity with respect to any preliminary prospectus relating to a Shelf Registration

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Statement shall not inure to the benefit of any Holder (or any director, officer, employee or agent of such Holder or any person controlling such Holder) from whom the person asserting any such loss, claim, damage or liability purchased the Depositary Shares or Underlying Securities, as the case may be, which are the subject thereof if such person did not receive a copy of the final prospectus (or the final prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of Depositary Shares or Underlying Securities, as the case may be, in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in such final prospectus (or final prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Holder of securities covered by a Shelf Registration Statement (including, without limitation, the Purchasers) severally agrees to indemnify and hold harmless (i) the Company, (ii) each of its directors, (iii) each of its officers who signs such Shelf Registration Statement and (iv) each person who controls the Company within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 5 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 5 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not

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relieve it from any liability which it may have to an indemnified party otherwise than under this Section 5. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel), if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it or any other indemnified party which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in Section 5(a) or (b) is unavailable to or insufficient

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to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement; provided, however, that in no case shall any Purchaser or any subsequent Holders be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to the Securities, purchased by such Purchaser in the Initial Placement or being sold by such Holder pursuant to the Shelf Registration Statement, in the Initial Placement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses). Benefits received by the Purchasers shall be deemed to be equal to the purchase discount and commission in the Initial Placement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Depositary Shares and Underlying Securities registered under the Securities Act. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 5(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be

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entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Purchaser or a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of a Purchaser or a Holder shall have the same rights to contribution as such Purchaser or Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 5(d).

                  (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Purchaser, Holder or the Company or any of the officers, directors or controlling persons referred to in this Section 5, and will survive the sale by any Purchaser or Holder of Depositary Shares or Underlying Securities.

                  6. Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction. Any remedy under this Section 6 is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

                  7. Miscellaneous. (a) No Inconsistent Agreements. The
Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities or otherwise that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sen-

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
tence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; provided, that, with respect to any matter that directly or indirectly affects the rights of the any of the Purchasers, the Company shall obtain the written consent of the Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to the Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of securities being sold rather than registered under the Shelf Registration Statement.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 7(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar for the Depositary Shares or Underlying Securities, as the case may be, with a copy in like manner to the Purchasers;

                  (ii) if to any of the Purchasers, initially at the address set forth in the Purchase Agreement; and

                  (iii) if to the Company, initially at its address set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received. The Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without the need for an express assignment or any consent by the Company thereto, all current and future Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and any Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICTS OF LAW RULES).

                  (h) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  (i) Securities Held by the Company, etc. Whenever the consent or approval of the Majority Holders is required hereunder, securities held by the Company or its Affiliates (other than Holders deemed to be Affiliates of the Company solely by reason of their holdings of Depositary Shares or Underlying Securities) shall not be counted in determining whether such consent or approval was given by the Majority Holders.

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and you by confirming and accepting this Agreement as set forth below.

                                            Very truly yours,

                                            WANG LABORATORIES, INC.


                                            By: /s/ Franklyn A. Caine
                                               --------------------------------
                                               Name:
                                               Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


LEHMAN BROTHERS INC.


By: /s/ Lew Godlis
   -------------------------------
   Name:
   Title:


BT SECURITIES CORPORATION


By: /s/ Jeff L. Ott
   -------------------------------
   Name:
   Title:


SALOMON BROTHERS INC


By: /s/ Adam N. Perrett
   -------------------------------
   Name:
   Title: